Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

NOTE 17 - SUBSEQUENT EVENTS

On February 4, 2013, QKL Stores Inc. (the "Company") filed a Certificate of Amendment to the Company's Certificate of Incorporation, as amended to date (the "Certificate of Amendment"), with the Secretary of State of the State of Delaware to effect a one-for-eight reverse stock split (the "Reverse Split") of the issued and outstanding common stock of the Company, so that every eight (8) outstanding shares of common stock before the Reverse Split represents one (1) share of common stock after the Reverse Split. The Reverse Split became effective on and as of February 4, 2013. As a result of the Reverse Split, the number of outstanding shares of common stock of the Company will be reduced to approximately 1.44 million shares. The rights and privileges of the holders of common stock are substantially unaffected by the Reverse Split.